Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Spot Mobile International Ltd. (the “Company”) on Form 10-Q for the fiscal quarter ended January 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles J. Zwebner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2011	/s/ Charles J. Zwebner
Charles J. Zwebner
Chief Executive Officer and Director